AAAMCO Ultrashort Financing Fund – Class Y Shares – REPYX

AAAMCO Ultrashort Financing Fund – Class I Shares – REPOX

A Series of Asset Management Fund

Supplement dated May 31, 2018

to the Prospectus dated February 28, 2018

On May 31, 2018, the Board of Trustees approved a change to the minimum initial investment amount for Class Y and Class I Shares of the AAAMCO Ultrashort Financing Fund (the “Fund”). Effective immediately, all references to the minimum initial investment for (i) Class Y Shares of the Fund are hereby amended to $10,000,000, and (ii) Class I Shares of the Fund are hereby amended to $25,000.

This Supplement and the Prospectus dated February 28, 2018 provide the information a prospective investor ought to know before investing and should be retained for future reference.